UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2025

Alaunos Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33038	84-1475642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2617 Bissonnet St

Suite 233

Houston, TX 77005

(Address of principal executive offices, including zip code)

(346) 355-4099

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TCRT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

At the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Alaunos Therapeutics, Inc. (the “Company”), held on July 3, 2025, and as further described in Item 5.07 below, upon the recommendation of the Company’s Board of Directors (the “Board”), the Company’s stockholders voted on and approved a certificate of amendment (the “Amendment”) to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to increase the number of authorized shares of common stock from 5,000,000 shares to 50,000,000 shares.

The foregoing description of the Amendment is qualified, in its entirety, by the full text of the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

The Amendment became effective on July 10, 2025 upon filing with the Secretary of State of the State of Delaware.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting, at which a quorum was present, was held on July 3, 2025. The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting.

At the Annual Meeting, the stockholders of the Company voted on the following seven proposals: (1) to elect the Board’s three nominees for director to hold office until the Company’s 2026 Annual Meeting of Stockholders (“Proposal 1”); (2) to ratify the selection by the Audit Committee of the Board of Cherry Bekaert LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025 (“Proposal 2”); (3) to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 21, 2025 (“Proposal 3”); (4) to approve the Fourth amendment and restatement of the Company’s Certificate of Incorporation, to, at the discretion of the Board, effect a reverse stock split with respect to the Company’s issued and outstanding common stock, par value $0.001 per share, including stock held by the Company as treasury shares, at a reverse stock split ratio of 1-for-5 to 1-for-20, inclusive (“Proposal 4”), (5) to approve an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of common stock from 5,000,000 shares to 50,000,000 shares (“Proposal 5”), (6) approve an amendment to the Company’s 2020 Equity Incentive Plan to increase the number of shares that the Company may issue under the plan from 130,745 shares to 1,130,745 (“Proposal 6”) and (7) to adjourn the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposals 4, 5 and 6 (“Proposal 7”). The final results of the voting on each proposal are set forth below.

Proposal 1 - Election of Directors

The Company’s stockholders elected all three persons listed below as directors, each to serve until the Company’s 2026 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The votes cast were as follows:

Nominee	For	Against		Abstain
Robert W. Postma	262,037	0		192,258
Jaime Vieser	263,304	0	0	117,857
Holger Weis	263,223	0		117,938

Mr. Dale Curtis Hogue, Jr. received 188,903 votes for and 192,258 voters abstained. Mr. Hogue resigned shortly before the meeting and so was not eligible for reelection.

Proposal 2 - Ratification of the selection of Cherry Bekaert LLP by the Audit Committee of the Board of Directors of the Company as the independent registered public accounting firm for its fiscal year ending December 31, 2025

The Company’s stockholders approved Proposal 2. The votes cast were as follows:

For	Against	Abstain
841,201	100,600	7,399

Proposal 3 - Advisory Vote on Executive Compensation

The Company’s stockholders approved, on a non-binding advisory basis, Proposal 3. The votes cast were as follows:

For	Against	Abstain
232,638	144,957	3,566

Proposal 4 - Approval of the Fourth amendment and restatement of the Company’s amended and restated certificate of incorporation, as amended (the “Charter”), in substantially the form attached to the proxy statement as Annex A, to, at the discretion of the Board, effect a reverse stock split with respect to the Company’s issued and outstanding common stock, par value $0.001 per share, including stock held by the Company as treasury shares, at a reverse stock split ratio of 1-for-5 to 1-for-20, inclusive

The Company’s stockholders approved Proposal 4. The votes cast were as follows:

For	Against	Abstain
579,519	343,149	26,532

Proposal 5 - Approval of the Certificate of Amendment to the Company’s Charter, in substantially the form attached to the proxy statement as Annex B, to, at the discretion of the Board, increase the number of shares of common stock authorized for issuance thereunder from 5,000,000 shares to 50,000,000 shares

The Company’s stockholders approved Proposal 5. The votes cast were as follows:

For	Against	Abstain
579,219	343,879	26,102

Proposal 6 - Approval of an amendment to the Company’s 2020 Equity Incentive Plan to increase the number of shares that the Company may issue under the Plan from 130,745 shares to 1,130,745 shares

The Company’s stockholders approved Proposal 6. The votes cast were as follows:

For	Against	Abstain
224,970	154,800	1,391

Proposal 7 - Adjournment

The Company’s stockholders approved Proposal 7. The votes cast were as follows:

For	Against	Abstain

696,849	250,661	1,690

No other items were presented for stockholder approval at the Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of the Third Amended and Restated Certificate of Incorporation of Alaunos Therapeutics, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alaunos Therapeutics, Inc.

Date. July 10, 2025	By:	/s/ Melinda Lackey
	Name:	Melinda Lackey
	Title:	Legal and Administration

Exhibit 3.1

CERTIFICATE OF AMENDMENT OF THE THIRD AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF ALAUNOS THERAPEUTICS, INC.

(Pursuant to Section 242 of the

General Corporation Law of the State of Delaware)

Alaunos Therapeutics, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

1. A resolution was duly adopted by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law proposing this Amendment of the Amended and Restated Certificate of Incorporation and declaring the advisability of this Amendment of the Amended and Restated Certificate of Incorporation, and authorizing the appropriate officers of the Corporation to solicit the approval of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:

RESOLVED: that the first paragraph of section four of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, be and it hereby is, deleted in its entirety and the following paragraph is inserted in lieu thereof:

“4. Number of Shares. The total number of shares of all classes of stock that the Corporation shall have authority to issue is Eighty Million (80,000,000) shares consisting of: Fifty Million (50,000,000) shares of common stock, $0.001 par value per share (“Common Stock”); and Thirty Million (30,000,000) shares of preferred stock, $0.001 par value per share (“Preferred Stock”).”

2. This Certificate of Amendment of the Second Amended and Restated Certificate of Incorporation has been duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, this Corporation has caused this Certificate of Amendment of the Amended and Restated Certificate of Incorporation to be signed by its Chief Executive Officer this 12th day of June, 2024.

/s/ Dale Curtis Hogue, Jr.
Name: Dale Curtis Hogue, Jr.
Title: Interim Chief Executive Officer